Quarterly Holdings Report
for
Fidelity® Sustainable Target Date 2020 Fund
December 31, 2024
FST20-NPRT3-0325
1.9909161.101
Bond Funds - 52.7%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	4,970	48,006
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	24,163	178,080
Fidelity Series International Developed Markets Bond Index Fund (a)	11,647	101,093
Fidelity Series Long-Term Treasury Bond Index Fund (a)	8,989	47,731
Fidelity Series Sustainable Investment Grade Bond Fund (a)	72,310	690,562
TOTAL BOND FUNDS (Cost $1,096,236)		1,065,472

Domestic Equity Funds - 24.2%
	Shares	Value ($)
Fidelity Series Sustainable U.S. Market Fund (a) (Cost $379,278)	34,915	489,511

International Equity Funds - 23.0%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	15,182	166,241
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	26,742	298,713
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $433,412)		464,954

Short-Term Funds - 0.1%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $2,025)	204	2,027

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,910,951)	2,021,964
NET OTHER ASSETS (LIABILITIES) - 0.0%	(805)
NET ASSETS - 100.0%	2,021,159

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	66,695	22,184	42,009	1,722	837	299	48,006	4,970
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	148,795	46,207	10,681	5,632	(366)	(5,875)	178,080	24,163
Fidelity Series International Developed Markets Bond Index Fund	71,575	37,812	7,155	3,122	(101)	(1,038)	101,093	11,647
Fidelity Series Long-Term Treasury Bond Index Fund	66,021	21,307	36,994	1,692	(2,054)	(549)	47,731	8,989
Fidelity Series Sustainable Emerging Markets Fund	141,932	48,794	26,735	3,682	54	2,196	166,241	15,182
Fidelity Series Sustainable Investment Grade Bond Fund	592,706	184,179	75,658	21,108	(550)	(10,115)	690,562	72,310
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	275,122	66,852	35,139	6,389	100	(8,222)	298,713	26,742
Fidelity Series Sustainable U.S. Market Fund	429,693	104,934	80,197	8,911	1,564	33,517	489,511	34,915
Fidelity Series Treasury Bill Index Fund	1,073	12,123	11,170	89	(1)	2	2,027	204
	1,793,612	544,392	325,738	52,347	(517)	10,215	2,021,964	199,122

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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